[FIDELITY SECURITY LIFE LOGO]


                        APPLICATION FOR VARIABLE ANNUITY
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                    Fidelity Security Life Insurance Company
                                  3130 Broadway
                           Kansas City, MO 64111-2406


I am applying for a  403(b)  457  401(k)  401(a) annuity.

Name ______________________________________   Social Security # ________________
         Last                 First                  Middle Initial

Mailing Address ________________________________________________________________

   Please deliver my forms electronically where appropriate

E-mail Address   _______________________________________________________________

City ____________________________   State ________________      Zip ____________

Employer ______________________________   Address ______________________________

Phones: Home (    )_________________________         Work (    )________________
                Area Code                                       Area Code



Date of Birth (Mo/Day/Year)             Annual Salary (TSA 403(b) Only)              ___   Male
                                                                                     ___   Female


Amount of periodic deposit              The deposits are to start

$  __________________________________   Month ______________     Year ________


Billing: (Check One)       ___ Payroll Deduction  ___ Bank Draft  ___ Direct Billing

Billing Mode: (Check One)  ___ Monthly  ___ Quarterly  ___Semi-Annually  ___Annually





Primary Beneficiary __________________________ Relationship ______________Born ____/____/____

Contingent Beneficiary ________________________  Relationship _____________Born ____/____/____

Month and year you started employment ______/______

[ ]  Fund Allocation Form attached.

[ ]  Bank Draft Form attached (if using automatic draft).

[ ]  I have read though the Prospectus and accompanying information.

X  ___________________________________________________  ________________________
         Signature                                            Date Signed

Agent __________________________________________________________________________